                                                                   EXHIBIT 10.23
================================================================================




                              PURCHASE AGREEMENT
                              ------------------

                                    between

                  INTERNATIONAL BUSINESS MACHINES CORPORATION
                  -------------------------------------------

                                      and

                                 EQUINIX, INC.
                                 -------------

                                 May 23, 2000

                             Land Near Highway 85
                            and Great Oaks Boulevard
                              San Jose, California



================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE 1 Purchase and Sale..............................................    1
     1.1     The Property................................................    1
     1.2     Confirmation of Acreage.....................................    1

ARTICLE 2 Purchase Price.................................................    1
     2.1     Amount and Payment..........................................    1
     2.2     Deposit.....................................................    2
     2.3     Liquidated Damages..........................................    2

ARTICLE 3 Completion of Sale.............................................    2
     3.1     Place and Date..............................................    2

ARTICLE 4 Title and Condition............................................    3
     4.1     Title to the Real Property..................................    3
     4.2     Acceptance of Title.........................................    3
     4.3     Condition of the Property...................................    3
     4.4     Assessment Districts........................................    4

ARTICLE 5 Representations and Warranties.................................    5
     5.1     Seller......................................................    5
     5.2     Buyer.......................................................    6

ARTICLE 6 Covenants......................................................    6
     6.1     Seller......................................................    6
     6.2     Buyer.......................................................    7
     6.3     Eminent Domain..............................................    8
     6.4     Utilities Easement Over Real Property.......................    9
     6.5     Use of Entrance Road........................................    9
     6.6     Great Oaks Extension........................................    9
     6.7     Easement over Retained Property.............................   10
     6.8     Easement over White Plains Road.............................   10
     6.9     Cooperation in Development..................................   10
     6.10    Definition of Force Majeure.................................   10

ARTICLE 7 Conditions Precedent...........................................   10
     7.1     Seller......................................................   10
     7.2     Buyer.......................................................   11

ARTICLE 8 Closing as to Real Property....................................   12
     8.1     Procedure...................................................   12
     8.2     Possession..................................................   12
     8.3     Closing Costs...............................................   12
     8.4     Prorations..................................................   12

ARTICLE 9 Reconveyance of Extraneous Parcel............................   13
     9.1     Lot Line Adjustment.......................................   13
     9.2     Title to the Extraneous Parcel............................   13
     9.3     Closing...................................................   13

ARTICLE 10 General.....................................................   14
     10.1    Notices...................................................   14
     10.2    Attorneys' Fees...........................................   15
     10.3    Governing Law.............................................   15
     10.4    Construction..............................................   15
     10.5    Survival..................................................   15
     10.6    Terms Generally...........................................   15
     10.7    Further Assurances........................................   16
     10.8    Partial Invalidity and Waiver.............................   16
     10.9    Waiver of Jury Trial......................................   16
     10.10   No Third-Party Beneficiaries..............................   16
     10.11   Confidentiality...........................................   16
     10.12   Miscellaneous.............................................   17

Exhibit A    Preliminary Report
Exhibit B    Map of Real Property
Exhibit C    Permits
Exhibit D    Agreements
Exhibit E    Grant Deed
Exhibit E-1  Grant Deed (Extraneous Parcel)
Exhibit F    Assignment
Exhibit G    Seller's Closing Certificate
Exhibit H    Sewer Connection Easement
Exhibit I    Utility Easement
Exhibit J    Buyer's Closing Certificate
Exhibit K    Entrance Road Easement
Exhibit L    Certificate of Nonforeign Status
Exhibit L-1  Certificate of Nonforeign Status (Extraneous Parcel)
Exhibit M    White Plains Road Easement

                              PURCHASE AGREEMENT
                              ------------------

         THIS AGREEMENT, made as of May 23, 2000, by and between INTERNATIONAL
                                                                 -------------
BUSINESS MACHINES CORPORATION ("Seller"), and EQUINIX, INC. ("Buyer"),
-----------------------------                 ------------

                             W I T N E S S E T H:

         In consideration of the covenants in this Agreement, Seller and Buyer agree as follows:

                                   ARTICLE 1
                                   ---------

                               Purchase and Sale
                               -----------------

         1.1   The Property. Seller agrees to sell to Buyer and Buyer agrees to
               ------------
purchase from Seller, in accordance with this Agreement, all of the following property (collectively, the "Property"):

         (a) The real property in the City of San Jose, Santa Clara County, California, comprising 78.446 acres, described in Amended Preliminary Report No. 518173 dated as of April 21, 2000 (the "Preliminary Report"), prepared by First American Title Insurance Company (the "Title Company"), a copy of which is attached hereto as Exhibit A, but excluding the Extraneous Parcel (as defined in section 9.1), together with all improvements on such real property and all easements and rights appurtenant to such real property (all such real property, improvements, and easements and rights are collectively the "Real Property");

         (b) All development approvals, entitlements and permits (the "Permits") relating to the Real Property described in Exhibit C attached hereto; and

         (c) Seller's interest in all agreements (the "Agreements") relating to the Real Property described in Exhibit D attached hereto.

         1.2   Confirmation of Acreage. Buyer and Seller acknowledge that the
               -----------------------
land area of the Real Property is 78.446 acres, as shown on the boundary survey of the Real Property dated May 16, 2000 (the "Boundary Survey"), prepared by Nolte & Associates (the "Surveyor"). Buyer and Seller agree to be bound by the Surveyor's calculation of the land area of the Real Property, as shown on the Boundary Survey. Buyer shall pay the cost of the Boundary Survey.

                                   ARTICLE 2
                                   ---------

                                Purchase Price
                                --------------

         2.1   Amount and Payment. The total purchase price for the Property
               ------------------
(the "Purchase Price") shall be eighty million seven hundred twelve thousand eighty-five and 29/100 dollars ($80,712,085.29). At the Closing (as hereinafter defined) on the Closing Date (as hereinafter defined), Buyer shall pay the total Purchase Price to Seller in cash in immediately available funds.

     2.2  Deposit. Prior to the date of this Agreement, Buyer has deposited the
          -------
sum of five hundred thousand dollars ($500,000) (the "Initial Deposit") in cash in immediately available funds in escrow with the Title Company. Buyer shall, within one (1) business day after Buyer and Seller shall have executed and delivered this Agreement, deposit the sum of three million five hundred thirty-five thousand six hundred four and 26/100 dollars ($3,535,604.26) (the "Additional Deposit") in cash in immediately available funds in escrow with the Title Company. The Initial Deposit and the Additional Deposit are collectively the "Deposit." The Deposit shall be held by the Title Company in an interest-bearing account designated in writing by Buyer and approved in writing by Seller. If Seller and Buyer complete the purchase and sale of the Property in accordance with this Agreement, the Deposit and all interest thereon shall be applied to payment of the Purchase Price in accordance with section 2.1 hereof. If the purchase and sale of the Property is not so completed and this Agreement terminates for any reason other than a default by Buyer under or a breach by Buyer of this Agreement, then the Deposit and all interest thereon shall be returned to Buyer upon such termination of this Agreement.

     2.3  Liquidated Damages. SELLER AND BUYER AGREE THAT, IF BUYER DEFAULTS
          ------------------
UNDER OR BREACHES THIS AGREEMENT AND FAILS TO PURCHASE THE PROPERTY IN ACCORDANCE WITH THIS AGREEMENT, SELLER SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT BY GIVING A NOTICE OF TERMINATION TO BUYER AND, UPON SUCH TERMINATION OF THIS AGREEMENT, THE DEPOSIT AND ALL INTEREST THEREON SHALL BE PAID TO SELLER AND RETAINED BY SELLER AS LIQUIDATED DAMAGES AND AS SELLER'S SOLE REMEDY AT LAW OR IN EQUITY. SELLER AND BUYER AGREE THAT, UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS AGREEMENT, ACTUAL DAMAGES MAY BE DIFFICULT TO ASCERTAIN AND THE DEPOSIT AND ALL INTEREST THEREON IS A REASONABLE ESTIMATE OF THE DAMAGES THAT WILL BE INCURRED BY SELLER IF BUYER DEFAULTS UNDER OR BREACHES THIS AGREEMENT AND FAILS TO PURCHASE THE PROPERTY IN ACCORDANCE WITH THIS AGREEMENT.

         SELLER'S INITIALS:  _____         BUYER'S INITIALS:  _____


                                   ARTICLE 3
                                   ---------

                              Completion of Sale
                              ------------------

     3.1 Place and Date. The purchase and sale of the Property shall be
         --------------
completed in accordance with Article 8 hereof (the "Closing"). The Closing shall occur through escrow No. 518173 with the Title Company at 1737 North First Street, San Jose, California 95112, on June 15, 2000 (the "Closing Date"), or at such other place or on such other date as Seller and Buyer agree in writing. Prior to the Closing Date, Seller and Buyer each shall give appropriate written escrow instructions, consistent with this Agreement, to the Title Company for the Closing in accordance with this Agreement.

                                   ARTICLE 4
                                   ---------

                              Title and Condition
                              -------------------

     4.1  Title to the Real Property. Seller shall convey to Buyer good and
          --------------------------
marketable fee title to the Real Property, by a duly executed and acknowledged Grant Deed (the "Grant Deed") in the form of Exhibit E attached hereto, free and clear of liens, encumbrances, leases, easements, restrictions, rights, covenants and conditions, except the following (the "Permitted Exceptions"): (a) the matters shown as exceptions 1 (lien of property taxes and assessments not yet delinquent), 2 (as modified by that certain letter dated May 15, 2000 from William Murray to Glenn Snyder and Christine Shen (the "Title Letter")), 3, 4, 5, 6 and 7 (as modified by the Title Letter) in the Preliminary Report, (b) matters shown by the ALTA Survey or by a physical inspection of the Real Property, (c) any liens, assessments or other liabilities arising by virtue of the Real Property's being located within any present or future improvement district or assessment district, and (d) any other matters created, permitted or approved by Buyer. Buyer has engaged the Surveyor to produce an ALTA/ACSM Survey of the Real Property (the "ALTA Survey"), which shall be complete prior to Closing but in no event later than June 15, 2000. Buyer shall pay the cost of the ALTA Survey. Buyer and Seller acknowledge that the ALTA Survey could reveal a Material Encumbrance (as hereinafter defined) not shown on the Boundary Survey. In such event, Buyer and Seller agree that (i) if the Material Encumbrance results in an FAR Reduction (as hereinafter defined) of less than ten percent (10%), then the Purchase Price shall be reduced by a percentage equal to the FAR Reduction and (ii) if the Material Encumbrance results in an FAR Reduction of more than ten percent (10%), then Buyer shall have the right to
(x) reduce the Purchase Price by ten percent (10%) and purchase the Real Property at such reduced Purchase Price or (y) terminate this Agreement and receive a refund of the Deposit. As used herein, the term "Material Encumbrance" shall mean an encumbrance on the Real Property that has the effect of reducing the floor area ratio that can be developed by Buyer on the Real Property and the term "FAR Reduction" shall mean the percentage by which the floor area ratio that can be developed by Buyer on the Real Property is reduced as a result of any Material Encumbrance. Seller shall transfer to Buyer good title to the Permits and the Agreements, by a duly executed Assignment (the "Assignment") in the form of Exhibit F attached hereto, free and clear of liens, security interests and adverse claims. Buyer's acceptance of title from Seller subject to future assessment districts does not constitute Buyer's approval of any such future assessment districts.

     4.2  Acceptance of Title. Buyer's acceptance of the Grant Deed from Seller
          -------------------
for the Real Property at the Closing on the Closing Date and the issuance of a title insurance policy to Buyer by the Title Company on the Closing Date shall conclusively establish that Seller conveyed the Real Property to Buyer as required by this Agreement and shall discharge in full Seller's obligations under section 4.1 hereof with respect to title to the Real Property.

     4.3  Condition of the Property. Except for the express representations and
          -------------------------
warranties of Seller set forth in section 5.1 hereof and in Seller's Closing Certificate (as hereinafter defined), and except for the express covenants of Seller in this Agreement, Buyer is acquiring the Property "AS IS, WHERE IS, AND WITH ALL FAULTS," without any covenant, representation or warranty of any kind or nature whatsoever, express or implied, and Buyer is relying solely on Buyer's own investigation of the Property. Except for such express representations, warranties and covenants, Seller makes no covenants, representations or warranties, express or implied, of any kind or nature whatsoever with respect to the Property. Buyer acknowledges that defects, deficiencies or flaws may exist in the quality, legal compliance, physical condition or general utility of the Property and Buyer acknowledges that Buyer has been given the opportunity to investigate and evaluate any such defects, deficiencies and flaws. Buyer expressly assumes all risks of any such defects, deficiencies and flaws and Buyer agrees that Seller shall have no liability whatsoever for any such defects, deficiencies or flaws, except only for such express representations and warranties made by Seller in section 5.1 hereof and in Seller's Closing Certificate and except for the express covenants of Seller in this Agreement. Without limiting the foregoing, in connection with Buyer's investigation of the Real Property, Buyer has investigated the presence of hazardous substances (as hereinafter defined) in, on or under the Real Property and the violation of environmental laws (as hereinafter defined) at the Real Property. As used in this Agreement, "hazardous substance" means any substance or material that is described as a toxic or hazardous substance, waste or material or a pollutant or contaminant, or words of similar import, in any environmental law and "environmental law" means all federal, state and local laws, ordinances, rules and regulations now or hereafter in force, as amended from time to time, in any way relating to or regulating human health or safety, or industrial hygiene or environmental conditions, or protection of the environment, or pollution or contamination of the air, soil, surface water or groundwater. Buyer hereby expressly, fully, forever and irrevocably waives and releases all claims, demands, liabilities, losses and causes of action against Seller that in any way (directly or indirectly) arise out of, result from or relate to the presence of any hazardous substance in, on or under the Real Property or the violation of any environmental law at the Real Property. Buyer intends this Agreement to be a general release that covers all such claims, demands, liabilities, losses and causes of action, whether known or unknown or suspected or unsuspected. Buyer hereby waives all rights under California Civil Code Section 1542, which provides:

                           A general release does not extend to claims
                  which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Buyer agrees that this Agreement is a full and final general release of all such claims, demands, liabilities, losses and causes of action against Seller.

     4.4  Assessment Districts. Buyer acknowledges that the City of San Jose is
          --------------------
reviewing the possibility of forming one or more assessment districts which may include the Real Property. Buyer has satisfied itself as to the benefits and burdens of such possible assessment districts, and agrees that Seller shall have no liability to Buyer with respect to any assessments or other obligations relating thereto.

                                   ARTICLE 5
                                   ---------

                        Representations and Warranties
                        ------------------------------

     5.1  Seller. The representations and warranties of Seller in this section
          ------
5.1 and in Seller's Closing Certificate (as hereinafter defined) are a material inducement for Buyer to enter into this Agreement. Buyer would not purchase the Property from Seller without such representations and warranties of Seller. Such representations and warranties shall survive the Closing for only one (1) year after the Closing Date, at which time such representations and warranties shall terminate. The term "Seller's actual knowledge" means the current actual knowledge of Victor Weinstein, Craig Nemson, and Alan Wolfert, without duty of inquiry. Seller represents and warrants to Buyer as of the date of this Agreement as follows:

     (a) Seller is a corporation duly incorporated and organized and validly existing and in good standing under the laws of the State of New York. Seller is duly qualified to do business and is in good standing in the State of California. Seller has full corporate power and authority to enter into this Agreement and to perform this Agreement. The execution, delivery and performance of this Agreement by Seller have been duly and validly authorized by all necessary action on the part of Seller and all required consents and approvals have been duly obtained. This Agreement is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally.

     (b) The Agreements have not been amended or modified. To the current actual knowledge of Seller, Seller is not materially in default in the performance of any material covenant to be performed by Seller under the Agreements.

     (c) Seller is not a "foreign person" as defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations thereunder.

     (d) Except for Cornish & Carey Commercial ("Seller's Broker") and CRESA Partners ("Buyer's Broker"), Seller has not dealt with any real estate broker or finder in connection with the sale of the Property to Buyer or this Agreement.

     (e) To Seller's actual knowledge, Seller has not received any written notice of any violation of laws applicable to the Property, including environmental laws, except as disclosed in any Phase I environmental assessment obtained by Buyer or as disclosed to Buyer in writing on or prior to the date of this Agreement.

     (f) To Seller's actual knowledge, there is no pending litigation regarding the Property, and Seller has not received any written notice of any threatened litigation regarding the Property.

     (g) To Seller's actual knowledge, Seller has delivered or made available to Buyer all written reports or documents in Seller's possession regarding presently existing soils condition of the Property or any presently existing hazardous materials on the Property (other than naturally occurring).

     (h) To Seller's actual knowledge, there are no material contracts or agreements that will be binding on the Property after the Closing other than the Agreements.

     5.2  Buyer. The representations and warranties of Buyer in this section 5.2
          -----
and in Buyer's Closing Certificate (as hereinafter defined) are a material inducement for Seller to enter into this Agreement. Seller would not sell the Property to Buyer without such representations and warranties of Buyer. Such representations and warranties shall survive the Closing for only one (1) year after the Closing Date, at which time such representations and warranties shall terminate. Buyer represents and warrants to Seller as of the date of this Agreement as follows:

     (a) Buyer is a corporation duly incorporated and organized and validly existing and in good standing under the laws of the State of Delaware. Buyer is duly qualified to do business and is in good standing in the State of California. Buyer has full corporate power and authority to enter into this Agreement and to perform this Agreement. The execution, delivery and performance of this Agreement by Buyer have been duly and validly authorized by all necessary action on the part of Buyer and all required consents and approvals have been duly obtained. This Agreement is a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally.

     (b) Except for Seller's Broker and Buyer's Broker, Buyer has not dealt with any real estate broker or finder in connection with the purchase of the Property from Seller or this Agreement.

                                   ARTICLE 6
                                   ---------

                                   Covenants
                                   ---------

     6.1  Seller.  Seller covenants and agrees with Buyer as follows:
          ------

     (a)  Representations. Seller shall use reasonable efforts, in good faith
          ---------------
and with diligence, to cause all of the representations and warranties made by Seller in section 5.1 hereof to be true and correct on and as of the Closing Date. At the Closing on the Closing Date, Seller shall execute and deliver to Buyer a Seller's Closing Certificate ("Seller's Closing Certificate") in the form of Exhibit G attached hereto, certifying to Buyer that all such representations and warranties are true and correct on and as of the Closing Date, with only such exceptions therein as are necessary to reflect facts or circumstances arising between the date of this Agreement and the Closing Date which would make any such representation or warranty untrue or incorrect on and as of the Closing Date.

     (b)  Indemnity. Seller shall indemnify and defend Buyer against and hold
          ---------
Buyer harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees and disbursements, that may be suffered or incurred by Buyer if any representation or warranty made by Seller in section 5.1 hereof or in Seller's Closing Certificate was untrue or incorrect in any material respect when made or that may be caused by any material breach by Seller of any such representation or warranty.

     (c)  Broker Commission. If the purchase and sale of the Property is
          -----------------
completed in accordance with this Agreement, Seller shall pay the commission due Seller's Broker in accordance with the separate written agreement between Seller and Seller's Broker.

     (d)  Closure of Test Wells. After the Closing Date, Seller shall close the
          ---------------------
groundwater test wells at the locations shown on Exhibit B attached hereto and designated thereon as "Test Wells." Such closure shall be carried out in compliance with all applicable laws, and shall be completed as promptly as practicable after the Closing Date and in any event within one hundred eighty
(180) days after the Closing Date, subject to delays due to Force Majeure.

     (e)  Closure of Water Wells. After the Closing Date, Seller shall close the
          ----------------------
irrigation water wells at the locations shown on Exhibit B attached hereto and designated thereon as "Water Wells." Such closure shall be carried out in compliance with all applicable laws, and shall be completed as promptly as practicable after the Closing Date and in any event within one hundred eighty
(180) days after the Closing Date, subject to delays due to Force Majeure.

     (f)  Removal of Contractor Yard Equipment. After the Closing Date, Seller,
          ------------------------------------
at its expense, remove from the portion of the Real Property designated on Exhibit B as the "Contractor Yard" all personal property of Seller or its contractors. Such removal shall be completed as promptly as practicable thereafter and in any event within one hundred eighty (180) days after the Closing Date, subject to delays due to Force Majeure. From and after the Closing Date until the date that such removal is complete, Seller shall be responsible for monitoring the activities of the contractors on the Contractor Yard.

     (g)  Access and Indemnity. After the Closing Date, Seller and its agents,
          --------------------
employees and contractors shall have a right of access onto the Real Property in order to perform the work contemplated under sections 6.1(d), 6.1(e) and 6.1(f) hereof (the "Access Right"). In addition, until the completion of the work contemplated by section 6.1(f), Seller and its agents, employees and contractors shall have a right of access to and from the Contractor Yard from and over Tucson Road through the gate at the intersection of Tucson Road and Little Road. Seller shall indemnify and defend Buyer against and hold Buyer harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees and disbursements, that arise out of or result from the use or misuse of the Access Right by Seller or Seller's employees, agents, operators, licensees or contractors, except that Buyer shall not be indemnified for any such claim, demand, liability, loss, damage, cost or expense that arises out of or results from the negligent or willful act or omission of Buyer or Buyer's employees, agents, operators, licensees or contractors.

     6.2  Buyer.  Buyer covenants and agrees with Seller as follows:
          -----

     (a)  Representations. Buyer shall use reasonable efforts, in good faith and
          ---------------
with diligence, to cause all of the representations and warranties made by Buyer in section 5.2 hereof to be true and correct on and as of the Closing Date. At the Closing on the Closing Date, Buyer shall execute and deliver to Seller a Buyer's Closing Certificate ("Buyer's Closing Certificate") in the form of Exhibit J attached hereto, certifying to Seller that all such representations and warranties are true and correct on and as of the Closing Date, with only such exceptions therein as are necessary to reflect facts or circumstances arising between the date of this Agreement and the Closing Date which would make any such representation or warranty untrue or incorrect on and as of the Closing Date.

     (b)  Indemnity. Buyer shall indemnify and defend Seller against and hold
          ---------
Seller harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees and disbursements, that may be suffered or incurred by Seller if any representation or warranty made by Buyer in section 5.2 hereof or in Buyer's Closing Certificate was untrue or incorrect in any material respect when made or that may be caused by any material breach by Buyer of any such representation or warranty.

     (c)  Broker Commission. If the purchase and sale of the Real Property is
          -----------------
completed in accordance with this Agreement, Buyer shall pay the commission due Buyer's Broker in accordance with the separate written agreement between Buyer and Buyer's Broker.

     (d)  Indemnity Against Increased Costs. Buyer agrees that Seller shall not
          ---------------------------------
be required to pay any costs or expenses arising from or related to Buyer's development or improvement of, or activities on, the Real Property. Buyer shall pay, and shall protect, indemnify and defend Seller from and against any costs, expenses, liabilities or obligations arising from or related to Buyer's development or improvement of the Real Property, including any assessment or improvement district assessments attributable to such development, improvement or activities but excluding any costs Seller voluntarily incurs or that result from Seller's actions. The foregoing indemnity shall be a covenant running with the land and shall be binding on Buyer's successors-in-title to the Real Property until the earlier of (i) twenty (20) years after the date hereof, or
(ii) two (2) years after the completion of development of the Real Property under then applicable land use rules. In the event Buyer transfers any or all of its interest in or to the Real Property, Buyer shall cause Buyer's successors-in-title to the Real Property to assume the foregoing indemnity in writing for the benefit of Seller.

     6.3  Eminent Domain. If, before the Closing Date, proceedings are commenced
          --------------
for the taking by exercise of the power of eminent domain of all or a material part of the Property which, as reasonably determined by Buyer, would render the Property unsuitable for Buyer's intended use, Buyer shall have the right, by giving notice to Seller within thirty (30) days after Seller gives notice of the commencement of such proceedings to Buyer, to terminate this Agreement, in which event this Agreement shall terminate. If, before the Closing Date, proceedings are commenced for the taking by exercise of the power of eminent domain of less than such a material part of the Property, or if Buyer has the right to terminate this Agreement pursuant to the preceding sentence but Buyer does not exercise such right, then this Agreement shall remain in full force and effect and, on the Closing Date, the condemnation award (or, if not theretofore received, the right to receive such award) payable on account of the taking shall be transferred to Buyer. Seller shall give notice to Buyer reasonably promptly after Seller's receiving notice of the commencement of any proceedings for the taking by exercise of the power of eminent domain of all or any part of the Property. If necessary, the Closing Date shall be postponed until Seller has given any notice to Buyer required by this section
6.3 and the period of thirty (30) days described in this section 6.3 has expired.

     6.4  Utilities Easement Over Real Property. At the Closing, Buyer shall
          -------------------------------------
grant Seller an easement for underground utilities benefiting the Retained Property over a ten (10) foot wide strip of land along the northwestern boundary of the Real Property. Such easement shall be evidenced by a Utility Easement substantially in the form attached hereto as Exhibit I (the "Utility Easement"), which shall be executed, acknowledged and delivered by Seller and Buyer at the Closing.

     6.5  Use of Entrance Road. Seller intends, after the Closing Date, to
          --------------------
re-route Manassas Road to run along the entire southeastern boundary of the property to be retained by Seller after sale of the Real Property (the "Retained Property"), which route will be substantially as shown on Exhibit B attached hereto (the "Manassas Extension Project"). Buyer will have no responsibility for the costs of completing the Manassas Extension Project. Buyer shall grant Seller access to the Real Property after the Closing Date to the extent necessary to enable Seller to perform the work involved in the Manassas Extension Project. Until the Manassas Completion Date (as defined below), Seller shall have the exclusive right (to the exclusion of all other persons, including Buyer) to use the road designated as "Existing Entrance Road" on Exhibit B for ingress and egress to and from the Retained Property. Such right shall be evidenced by the "Entrance Road Easement" substantially in the form attached hereto as Exhibit K, which Seller and Buyer shall execute, acknowledge and deliver at the Closing. The term "Manassas Completion Date" shall mean the earlier of (i) the date on which the Manassas Extension Project is completed, as evidenced by Seller's notice thereof to Buyer, or (ii) the date one hundred eighty (180) days after the Closing Date (which latter date shall be extended by the number of days the completion of the Manassas Extension Project is delayed due to Force Majeure).

     6.6  Great Oaks Extension. Buyer shall, at its expense, use commercially
          --------------------
reasonable efforts to cause to be constructed an extension of Great Oaks Boulevard, as shown on Exhibit B attached hereto provided, however, that Buyer's obligations to construct the extension shall not exceed the requirements of the City of San Jose (the "Great Oaks Extension Project"). The Great Oaks Extension Project will include obtaining all studies and reports required by applicable law or governmental authorities; obtaining all required governmental permits, licenses and approvals; Buyer or the City of San Jose obtaining title to the portions of the route of the extension which lie on property of the Uchiyama family; and constructing the roadbed and related facilities. Buyer shall keep Seller apprised of the progress of the Great Oaks Extension Project. Seller shall cooperate in carrying out the Great Oaks Extension Project, but shall not be required to incur any expense. Buyer shall assure that, upon completion of the Great Oaks Extension Project, Seller shall have a permanent direct right of access over Great Oaks Boulevard to the Retained Property, either by virtue of public dedication or private recorded right-of-way. If the City of San Jose requires that the extension be a private road, (1) Seller shall pay to Buyer fifty thousand dollars ($50,000) in exchange for Buyer's obligation to maintain Great Oaks Boulevard in perpetuity and (2) Buyer and Seller shall enter into an easement agreement substantially on the terms of the White Plains Easement Agreement.

     6.7  Easement over Retained Property. To the extent necessary to enable
          -------------------------------
Buyer to connect sewer systems on the Real Property to public storm water sewer and/or sanitary sewer facilities, Seller shall grant Buyer an easement for underground pipes over the Retained Property at a location to be agreed between Seller and Buyer. Such easement shall be evidenced by a Sewer Connection Easement substantially in the form attached hereto as Exhibit H, which shall be executed, acknowledged and delivered by Seller and Buyer if such an easement is necessary.

     6.8  Easement over White Plains Road. At the Closing, Buyer and Seller
          -------------------------------
shall execute and acknowledge and cause to be a recorded an easement in the form of Exhibit M attached hereto (the "White Plains Road Easement"), granting Seller a non-exclusive easement for ingress, egress and access over White Plains Road and an easement to place underground utilities under White Plains Road, all as set forth in the White Plains Road Easement. At the Closing, Seller shall pay to Buyer fifty thousand dollars ($50,000) in exchange for Buyer's obligation to maintain White Plains Road in perpetuity, as set forth in the White Plains Road Easement Agreement.

     6.9  Cooperation in Development. Each party (each, a "Cooperating Party")
          --------------------------
shall cooperate with the other party in connection with (1) all land use activities required to proceed with the development of either the Real Property or the Retained Property and (2) accomplishing the Great Oaks Extension Project, so long as such cooperation shall be at no expense to nor to the detriment of the Cooperating Party. The covenants contained in this section 6.8 are separate from and in addition to the obligations set forth in section 6.5 hereof or elsewhere contained herein.

     6.10 Definition of Force Majeure. As used in this Agreement, the term
          ---------------------------
"Force Majeure" shall mean fire, flood, earth movement, inclement weather or other act of nature, accidents, riots, wars, delays in transportation, interference by government action, changes in applicable laws, unusual delay in governmental proceedings, strikes, lock-outs, picketing or other form of labor trouble (whether or not participated in by the employees of a party to this Agreement or arising from a dispute with or unfair labor practices charged against a party to this Agreement) or any other causes beyond the reasonable control of the party delayed by such cause, whether similar or dissimilar to the causes specifically mentioned above.

                                   ARTICLE 7
                                   ---------

                             Conditions Precedent
                             --------------------

     7.1  Seller. The obligations of Seller under this Agreement with respect to
          ------
sale of the Property are subject to satisfaction of all of the conditions set forth in this section 7.1. Seller may waive any or all of such conditions in whole or in part but any such waiver shall be effective only if made in writing. After the Closing, any such condition that has not been satisfied shall be treated as having been waived in writing. No such waiver shall constitute a waiver by Seller of any of its rights or remedies if Buyer defaults in the performance of any covenant or agreement to be performed by Buyer under this Agreement or if Buyer breaches any representation or warranty made by Buyer in section 5.2 hereof or in Buyer's Closing Certificate. If any condition set forth in this section 7.1 is not fully satisfied or waived in writing by Seller, this Agreement shall terminate, but without releasing Buyer from liability if Buyer defaults in the performance of any such covenant or agreement to be performed by Buyer or if Buyer breaches any such representation or warranty made by Buyer before such termination.

     (a) On the Closing Date, Buyer shall not be materially in default in the performance of any material covenant to be performed by Buyer under this Agreement.

     (b) On the Closing Date, all representations and warranties made by Buyer in section 5.2 hereof shall be true and correct in all material respects as if made on and as of the Closing Date and Seller shall have received Buyer's Closing Certificate, executed by Buyer, in which Buyer certifies to Seller that all representations and warranties made by Buyer in section 5.2 hereof are true and correct on and as of the Closing Date, without material adverse exceptions.

     7.2 Buyer. The obligations of Buyer under this Agreement with respect to
         -----
the purchase of the Property are subject to satisfaction of all of the conditions set forth in this section 7.2. Buyer may waive any or all of such conditions in whole or in part but any such waiver shall be effective only if made in writing. After the Closing, any such condition that has not been satisfied shall be treated as having been waived in writing. No such waiver shall constitute a waiver by Buyer of any of its rights or remedies if Seller defaults in the performance of any covenant or agreement to be performed by Seller under this Agreement or if Seller breaches any representation or warranty made by Seller in section 5.1 hereof or in Seller's Closing Certificate. If any condition set forth in this section 7.2 is not fully satisfied or waived in writing by Buyer, this Agreement shall terminate, but without releasing Seller from liability if Seller defaults in the performance of any such covenant or agreement to be performed by Seller or if Seller breaches any such representation or warranty made by Seller before such termination.

     (a) On the Closing Date, Seller shall not be materially in default in the performance of any material covenant to be performed by Seller under this Agreement.

     (b) On the Closing Date, all representations and warranties made by Seller in section 5.1 hereof shall be true and correct in all material respects as if made on and as of the Closing Date and Buyer shall have received Seller's Closing Certificate, executed by Seller, in which Seller certifies to Buyer that all representations and warranties made by Seller in section 5.1 hereof are true and correct on and as of the Closing Date, without material adverse exceptions.

     (c) On the Closing Date, the existing agricultural agreement on the Real Property shall be cancelled.

     (d) On the Closing Date, the Title Company shall be prepared to issue to Buyer an American Land Title Association Owner's Policy of title insurance, with liability equal to eighty million seven hundred twelve thousand eighty-five and 29/100 dollars ($80,712,085.29), insuring Buyer that fee title to the Real Property is vested in Buyer subject only to the Permitted Exceptions, with California Land Title Association Form 100 (modified), 103.7, 110.1 (with respect to exception 4), 116.1, 116.4 and 116.7 Endorsements.

                                   ARTICLE 8
                                   ---------

                          Closing as to Real Property
                          ---------------------------

     8.1  Procedure. Seller and Buyer shall cause the following to occur at the
          ---------
Closing on the Closing Date:

     (a) The Grant Deed for the Real Property and the Extraneous Parcel, duly executed and acknowledged by Seller, and the Utility Easement, the Entrance Road Easement and the White Plains Road Easement, duly executed and acknowledged by Buyer and Seller, shall be recorded in the Official Records of Santa Clara County, California.

     (b)  Seller shall date as of the Closing Date, execute and deliver to Buyer
(i) the Assignment, (ii) Seller's Closing Certificate, (iii) a Certificate of Nonforeign Status in the form of Exhibit L attached hereto, (iv) a California Form 590-RE Withholding Exemption Certificate for Real Estate Sales and (v) a closing statement consistent with this Agreement (the "Closing Statement").

     (c)  Buyer shall date as of the Closing Date, execute and deliver to Seller
(i) the Assignment, (ii) Buyer's Closing Certificate, and (iii) the Closing Statement.

     (d) Buyer shall pay to Seller the purchase price for the Property in cash in immediately available funds in accordance with section 2.1 hereof.

     (e) The Title Company shall issue to Buyer the title insurance policy described in section 7.2 hereof.

     8.2  Possession. Seller shall transfer possession of the Real Property to
          ----------
Buyer on the Closing Date. Seller shall, on the Closing Date, deliver to Buyer all of the Permits and the Agreements in the possession of Seller.

     8.3  Closing Costs. Seller shall pay the Santa Clara County documentary
          -------------
transfer tax in respect of the Grant Deed, one half (1/2) of the City of San Jose conveyance tax in respect of the Grant Deed, the premium for a standard CLTA title insurance policy with liability in the amount described in section
7.2 hereof, the escrow fee charged by the Title Company, and the recording fee for the Grant Deed. Buyer shall pay one half (1/2) of the City of San Jose conveyance tax in respect of the Grant Deed, and the premium for the title policy described in section 7.2 to the extent in excess of the premium for a standard CLTA policy. When the Grant Deed is submitted to the Recorder for recordation, Seller shall, in accordance with California Revenue and Taxation Code Section 11932, request that the amount of the documentary transfer tax due be shown on a separate paper which shall be affixed to the Grant Deed by the Recorder after the permanent record is made and before the Grant Deed is returned to Buyer.

     8.4  Prorations. At the Closing on the Closing Date, the current
          ----------
installment of real property taxes and assessments levied against the Real Property, current utilities, and other current operating and maintenance expenses of the Real Property shall be prorated between Seller and Buyer as of the Closing Date on the basis of the actual number of days in the month.

                                   ARTICLE 9
                                   ---------

                       Reconveyance of Extraneous Parcel
                       ---------------------------------

     9.1  Lot Line Adjustment. Buyer and Seller acknowledge that a portion of
          -------------------
that certain Assessor's Parcel No. 706-03-014 ("Parcel 014"), identified as the "Extraneous Parcel" on Exhibit B attached hereto (the "Extraneous Parcel") is not intended to be included in the Real Property. Accordingly, Buyer shall reconvey to Seller the Extraneous Parcel by means of a lot line adjustment after the Closing. Seller has engaged the Surveyor to survey Parcel 014 and to produce the maps (the "Lot Line Maps") necessary under the California Subdivision Map Act (the "SMA") and other applicable state and municipal laws, codes, ordinances, rules and regulations to obtain a lot line adjustment making the Extraneous Parcel a part of the legal parcel immediately to the northwest of the Extraneous Parcel (the "Adjacent Parcel") which is part of the Retained Property. Buyer shall prepare and file the necessary applications and notices, and pursue the necessary approvals of the City of San Jose, in order to complete a lot line adjustment in accordance with the SMA to make the Extraneous Parcel a part of the Adjacent Parcel (the "Lot Line Adjustment"), and Seller shall cooperate in such process and, if necessary or helpful, join in such applications and notices. At the Extraneous Parcel Closing, Seller shall reimburse Buyer for all reasonable costs incurred in the Lot Line Adjustment. Buyer and Seller shall use their diligent efforts to complete the Lot Line Adjustment by the date seventy-five (75) days after the Closing Date. Buyer and Seller acknowledge that no consideration shall be given for the reconveyance of the Extraneous Parcel.

     9.2  Title to the Extraneous Parcel. Promptly after the date of this
          ------------------------------
Agreement, Seller shall obtain from the Title Company a preliminary report on Parcel 014. At the Extraneous Parcel Closing, Buyer shall convey to Seller good and marketable fee title to the Extraneous Parcel, by a duly executed and acknowledged Grant Deed (the "Extraneous Parcel Grant Deed") in the form of Exhibit E-1 attached hereto, free and clear of liens, encumbrances, leases, easements, restrictions, rights, covenants and conditions, except the following (the "Extraneous Parcel Permitted Exceptions"): (a) matters of public record as of the Closing Date immediately prior to transfer of title to Buyer, (b) matters shown by the Survey or a physical inspection of the Extraneous Parcel, and (c) any other matters created, permitted or approved by Seller. On the Extraneous Parcel Closing Date, the Title Company shall be prepared to issue to Seller a California Land Title Association title policy, with liability equal to one million two hundred seventy-seven thousand eight hundred seventy-seven and 90/100 dollars ($1,277,877.90), insuring Seller that fee title to the Extraneous Parcel is vested in Seller subject only to the Extraneous Parcel Permitted Exceptions and Seller shall receive from the Title Company a letter acknowledging that for purposes of such title policy, the value of the Extraneous Parcel is one million two hundred seventy-seven thousand eight hundred seventy-seven and 90/100 dollars ($1,277,877.90).

     9.3  Closing.
          -------

     (a)  Time and Place. The reconveyance of the Extraneous Parcel (the
          --------------
"Extraneous Parcel Closing") shall be completed through an escrow with the Title Company on the date of recordation of the Lot Line Maps (the "Extraneous Parcel Closing Date"), or at such other place or on such other date as Seller and Buyer agree in writing. Prior to the Extraneous Parcel

Closing Date, Seller and Buyer each shall give appropriate written escrow instructions, consistent with this Agreement, to the Title Company for the Extraneous Parcel Closing in accordance with this Agreement.

     (b)  Procedure.  Seller and Buyer shall cause the following to occur at the
          ---------
Extraneous Parcel Closing on the Extraneous Parcel Closing Date:

          (i) The Extraneous Parcel Grant Deed, duly executed and acknowledged by Buyer, shall be recorded in the Official Records of Santa Clara County, California.

          (ii) Buyer shall date as of the Extraneous Parcel Closing Date, execute and deliver to Buyer (i) a Certificate of Nonforeign Status in the form of Exhibit L-1 attached hereto, and (ii) a California Form 590-RE Withholding Exemption Certificate for Real Estate Sales.

          (iii) The Title Company shall issue to Seller the title insurance policy described in section 9.2 hereof.

     (c)  Closing Costs. Seller shall pay the Santa Clara County documentary
          -------------
transfer tax in respect of the Extraneous Parcel Grant Deed, the City of San Jose conveyance tax in respect of the Extraneous Parcel Grant Deed, the escrow fee charged by the Title Company, the recording fee for the Extraneous Parcel Grant Deed and the premium for the title policy described in section 9.2 hereof. When the Extraneous Parcel Grant Deed is submitted to the Recorder for recordation, Buyer shall, in accordance with California Revenue and Taxation Code Section 11932, request that the amount of the documentary transfer tax due be shown on a separate paper which shall be affixed to the Extraneous Parcel Grant Deed by the Recorder after the permanent record is made and before the Extraneous Parcel Grant Deed is returned to Seller.

     (d)  Acceptance of Title. Seller's acceptance of the Extraneous Parcel
          -------------------
Grant Deed from Buyer at the Extraneous Parcel Closing on the Extraneous Parcel Closing Date and the issuance of a title insurance policy to Seller by the Title Company on the Extraneous Parcel Closing Date shall conclusively establish that Buyer has reconveyed the Extraneous Parcel to Seller as required by this Agreement and shall discharge in full Buyer's obligations under section 9.2 hereof with respect to title to the Extraneous Parcel.

                                  ARTICLE 10
                                  ----------

                                    General
                                    -------

     10.1 Notices. All notices and other communications under this Agreement
          -------
shall be properly given only if made in writing and mailed by certified mail, return receipt requested, postage prepaid, or delivered by hand (including messenger or recognized delivery, courier or air express service) or by facsimile transmission to the party at the address or facsimile number set forth in this section 10.1 or such other address or facsimile number as such party may designate by notice to the other party. Such notices and other communications shall be effective on the date of receipt (evidenced by the certified mail receipt) if mailed or on the date of such hand delivery if hand delivered or by telephone confirmation of receipt if by facsimile transmission, so long as a copy is also delivered via U.S. mail, postage prepaid. If any such notice or other communication is not received or cannot be delivered because the receiving party changed its address or facsimile number and failed to give notice of such change to the sending party or due to a refusal to accept by the receiving party, such notice or other communication shall be effective on the date delivery is attempted. Any notice or other communication under this Agreement may be given on behalf of a party by the attorney for such party.

     (a) The address of Seller is IBM Real Estate Services, New Orchard Road, Armonk, NY 10504, facsimile number (914) 499-7804, attention: Victor Weinstein; with a copy given simultaneously to IBM Real Estate Services, New Orchard Road, Armonk, NY 10504, facsimile number (914) 499-5757, attention: Alan R. Wolfert, Esq.; and with a copy given simultaneously to Pillsbury Madison & Sutro LLP, 50 Fremont Street, San Francisco, California 94105, facsimile number (415) 983-1200, attention: Glenn Q. Snyder, Esq.

     (b) The address of Buyer is Equinix, Inc., 901 Marshall Street. Redwood City, CA 90463, facsimile number (415) 768-8511, Attention: William E. Minkle; with a copy given simultaneously to Orrick Herrington & Sutcliffe, LLP, Old Federal Reserve Bank Building, 400 Sansome Street, San Francisco, California 94111, facsimile number (415) 773-5759, attention: William G. Murray, Jr., Esq.

     10.2 Attorneys' Fees. If there is any legal action or proceeding between
          ---------------
Seller and Buyer arising from or based on this Agreement, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees shall be included in and as a part of such judgment.

     10.3 Governing Law. This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California.

     10.4 Construction. Seller and Buyer acknowledge that each party and its
          ------------
counsel have reviewed and revised this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any document executed and delivered by either party in connection with the transactions contemplated by this Agreement. The captions in this Agreement are for convenience of reference only and shall not be used to interpret this Agreement.

     10.5 Survival.  All covenants in this Agreement that are not fully
          --------
performed at or before Closing shall survive Closing.

     10.6 Terms Generally. The defined terms in this Agreement shall apply
          ---------------
equally to both the singular and the plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "person" includes individuals, corporations, partnerships, trusts, other legal entities, organizations and associations, and any government or governmental agency or authority. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "approval," "consent" and "notice" shall be deemed to be preceded by the word "written."

     10.7  Further Assurances. From and after the date of this Agreement, Seller
           ------------------
and Buyer agree to do such things, perform such acts, and make, execute, acknowledge and deliver such documents as may be reasonably necessary or proper and usual to complete the transactions contemplated by this Agreement and to carry out the purpose of this Agreement in accordance with this Agreement.

     10.8  Partial Invalidity and Waiver. If any provision of this Agreement is
           -----------------------------
determined by a proper court to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement and this Agreement shall remain in full force and effect without such invalid, illegal or unenforceable provision. No waiver of any provision of this Agreement or any breach of this Agreement shall be effective unless such waiver is in writing and signed by the waiving party and any such waiver shall not be deemed a waiver of any other provision of this Agreement or any other or subsequent breach of this Agreement.

     10.9  Waiver of Jury Trial. Seller and Buyer each hereby expressly,
           --------------------
irrevocably, fully and forever releases, waives and relinquishes any and all right to trial by jury in any claim, demand, action, suit, proceeding or cause of action in which Seller and Buyer are parties, which in any way (directly or indirectly) arises out of, results from or relates to any of the following, in each case whether now existing or hereafter arising and whether based on contract or tort or any other legal basis: This Agreement; any document executed or delivered pursuant to this Agreement; any past, present or future act, omission, conduct or activity with respect to this Agreement; any transaction, event or occurrence contemplated by this Agreement; the performance of any obligation or the exercise of any right under this Agreement; or the enforcement of this Agreement. Seller and Buyer each agrees that this Agreement constitutes written consent that trial by jury shall be waived in any such claim, demand, action, suit, proceeding or other cause of action pursuant to California Code of Civil Procedure Section 631 and agrees that Seller and Buyer each shall have the right at any time to file this Agreement with the clerk or judge of any court in which any such claim, demand, action, suit, proceeding or other cause of action may be pending as statutory written consent to waiver of trial by jury in accordance with California Code of Civil Procedure Section 631.

     10.10 No Third-Party Beneficiaries. No person other than Buyer and Seller
           ----------------------------
shall have any rights under this Agreement, it being the intention of Buyer and Seller that this Agreement have no third-party beneficiaries whatsoever.

     10.11 Confidentiality. The terms of that certain Agreement of Nondisclosure
           ---------------
of Confidential Information dated April 13, 2000 between the parties shall remain in full force and effect until the Closing Date. In addition, Seller and Buyer each agree not to disclose the terms of this Agreement to any person, other than to its respective employees, agents, consultants, contractors and outside counsel, without the other party's prior written consent except as may be required by applicable law or by Buyer's lending institution.

     10.12 Miscellaneous. The Exhibits attached to this Agreement are made a
           -------------
part of this Agreement. Buyer shall not assign or transfer this Agreement, or any interest in or part of this Agreement, without the prior consent of Seller, except that Buyer may, without Seller's consent, assign its rights and obligations hereunder at Closing in connection with a synthetic lease, sale/leaseback transaction or any other financing upon written notice to Seller not less than five (5) business days prior to Closing, provided, however, that Equinix, Inc. remains primarily liable for fulfilling the obligations of Buyer under this Agreement and Seller shall continue to deal with Equinix, Inc. on all closing and post-closing matters contemplated by this Agreement. No such assignment or transfer shall release Buyer from any obligation or liability under this Agreement. Subject to the foregoing, this Agreement shall benefit and bind Seller and Buyer and their respective successors and assigns. Time is of the essence of this Agreement. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one and the same Agreement. This Agreement may not be amended or modified except by a written agreement signed by Seller and Buyer. This Agreement constitutes the entire and integrated agreement between Seller and Buyer relating to the purchase and sale of the Property and supersedes all prior agreements, understandings, offers and negotiations, oral or written, with respect to the sale of the Property.

     IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date first hereinabove written.

                                       INTERNATIONAL BUSINESS MACHINES
                                       CORPORATION, a New York corporation


                                       By ______________________________________

                                          Title_________________________________

                                       EQUINIX, INC., a Delaware corporation


                                       By_______________________________________

                                         Title__________________________________

                              PRELIMINARY REPORT
                              ------------------


                                   EXHIBIT A
                                   ---------

                            [MAP OF REAL PROPERTY]
                            ----------------------


                                   EXHIBIT B
                                   ---------

                                    PERMITS
                                    -------

                                     None


                                   EXHIBIT C
                                   ---------

                                  AGREEMENTS
                                  ----------

                                     None



                                   EXHIBIT D
                                   ---------

Recorded at Request of:

First American Title Insurance Company

When Recorded Mail to:

_______________________________
_______________________________
_______________________________


Mail Tax Statements to:


_______________________________
_______________________________
_______________________________

                                  GRANT DEED
                                  ----------

     For valuable consideration, receipt of which is acknowledged, INTERNATIONAL
                                                                   -------------
BUSINESS MACHINES CORPORATION, a New York corporation, hereby grants to EQUINIX,
-----------------------------                                           -------
INC., a ______________________ the real property in the City of San Jose, County
---
of Santa Clara, State of California, described in Exhibit A attached hereto and made a part hereof.

         Dated:  ___________, 2000.

                                             INTERNATIONAL BUSINESS MACHINES
                                             CORPORATION, a New York corporation


                                             By_________________________________

                                               Title____________________________


                                   EXHIBIT E
                                   ---------

                                   EXHIBIT A
                                   ---------

                                  GRANT DEED
                                  ----------

     All of the real property in the City of San Jose, County of Santa Clara, State of California, described as follows:




                                   EXHIBIT E
                                   ---------

     STATE OF CALIFORNIA,               )
                                        )  ss.
County of ____________________.         )


     On ____________, 2000, before me, _______________________________________, a Notary Public in and for the State of California, personally appeared _____________________ __________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

     WITNESS my hand and official seal.

Signature _________________________ (Seal)


                                  EXHIBIT E
                                  ---------

Recorded at Request of:

First American Title Insurance Company

When Recorded Mail to:

______________________________
______________________________
______________________________


Mail Tax Statements to:

______________________________
______________________________
______________________________


                                  GRANT DEED
                                  ----------

     For valuable consideration, receipt of which is acknowledged, EQUINIX,
                                                                   -------
INC., a Delaware corporation, hereby grants to INTERNATIONAL BUSINESS MACHINES
----                                           -------------------------------
CORPORATION, a New York corporation, the real property in the City of San Jose,
-----------
County of Santa Clara, State of California, described in Exhibit A attached hereto and made a part hereof.

     Dated:  ___________, 2000.

                                      EQUINIX, INC., a Delaware corporation


                                      By __________________________________

                                         Title ____________________________

                                  EXHIBIT E-1
                                  -----------

                                   EXHIBIT A
                                   ---------

                                  GRANT DEED
                                  ----------

     All of the real property in the City of San Jose, County of Santa Clara, State of California, described as follows:

                                  EXHIBIT E-1
                                  -----------

     STATE OF CALIFORNIA,               )
                                        )  ss.
County of ____________________.         )


     On ____________, 2000, before me, _______________________________________, a Notary Public in and for the State of California, personally appeared _____________________ __________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he or she executed the within instrument in his or her authorized capacity and that, by his or her signature on the within instrument, the person or entity upon behalf of which he or she acted executed the within instrument.

     WITNESS my hand and official seal.

Signature _________________________ (Seal)

                                  EXHIBIT E-1
                                  -----------

                                  ASSIGNMENT
                                  ----------

     THIS ASSIGNMENT, made as of ___________, 2000, by and between INTERNATIONAL
                                                                   -------------
BUSINESS MACHINES CORPORATION, a New York corporation ("Seller"), and EQUINIX,
-----------------------------                                         -------
INC., a ___________________ ("Buyer"),
----

                             W I T N E S S E T H:

     For valuable consideration, receipt of which is acknowledged, Seller and Buyer agree as follows with respect to the real property (the "Real Property") in the City of San Jose, Santa Clara County, California, described in Exhibit A attached hereto and made a part hereof:

     1.   Assignment and Assumption.
          -------------------------

     (a) Seller hereby assigns, transfers and delivers to Buyer all right, title and interest of Seller in and to (i) all development approvals, entitlements and permits relating to the Real Property described in Exhibit B attached hereto and made a part hereof, and (ii) Seller's interest in all agreements (the "Agreements") relating to the Real Property described in Exhibit C attached hereto and made a part hereof.

     (b) Buyer hereby accepts the foregoing assignment, and assumes and agrees to perform all of the covenants and agreements in the Agreements to be performed by Seller thereunder from and after the date of this Assignment.

     2.   Indemnification.
          ---------------

     (a) Seller shall indemnify and defend Buyer against and hold Buyer harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, that are caused by any failure by Seller to perform the obligations of Seller under the Agreements before the date of this Assignment.

     (b) Buyer shall indemnify and defend Seller against and hold Seller harmless from all claims, demands, liabilities, losses, damages, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, that are caused by any failure by Buyer to perform the obligations of Seller under the Agreements on or after the date of this Assignment.

     3.   Further Assurances.  Seller and Buyer agree to execute such other
          ------------------
documents and perform such other acts as may be reasonably necessary or proper and usual to effect this Assignment.

     4.   Attorneys' Fees. If there is any legal action or proceeding between
          ---------------
Seller and Buyer arising from or based on this Assignment, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees and disbursements shall be included in and as part of such judgment.

                                      -1-
                                   EXHIBIT F
                                   ---------

     5.   Governing Law.  This Assignment shall be governed by and construed
          -------------
in accordance with the laws of the State of California.

     6.   Successors and Assigns.  This Assignment shall be binding upon and
          ----------------------
shall inure to the benefit of Seller and Buyer and their respective successors and assigns.

     IN WITNESS WHEREOF, Seller and Buyer have executed this Assignment as of the date first hereinabove written.

                                        INTERNATIONAL BUSINESS MACHINES
                                        CORPORATION, a New York corporation


                                        By ________________________________

                                           Title __________________________

                                        EQUINIX, INC., a _______________
                                        corporation


                                        By ________________________________

                                           Title __________________________

                                      -2-
                                   EXHIBIT F
                                   ---------

                                   EXHIBIT A
                                   ---------

                                  ASSIGNMENT
                                  ----------

                                 Real Property
                                 -------------

     All of the real property in the City of San Jose, County of Santa Clara, State of California, described as follows:

                                   EXHIBIT F
                                   ---------

                                   EXHIBIT B
                                   ---------

                                  ASSIGNMENT
                                  ----------

                                    Permits
                                    -------

                                   EXHIBIT F
                                   ---------

                                   EXHIBIT C
                                   ---------

                                  ASSIGNMENT
                                  ----------

                                  Agreements
                                  ----------

                                   EXHIBIT F
                                   ---------

                         SELLER'S CLOSING CERTIFICATE
                         ----------------------------

     For valuable consideration, receipt of which is acknowledged, INTERNATIONAL
                                                                   -------------
BUSINESS MACHINES CORPORATION, a New York corporation ("Seller"), hereby
-----------------------------
certifies to EQUINIX, INC., a _______________ ("Buyer"), that all
             -------------
representations and warranties made by Seller in section 5.1 of the Purchase Agreement (the "Purchase Agreement") dated ________ __, 2000, between Seller and Buyer are true and correct on and as of the date of this Certificate. This Certificate is executed by Seller and delivered to Buyer pursuant to the Purchase Agreement.

     Dated:  ____________, 2000.

                                        INTERNATIONAL BUSINESS MACHINES
                                        CORPORATION, a New York corporation


                                        By ____________________________________

                                           Title ______________________________

                                   EXHIBIT G
                                   ---------

                           SEWER CONNECTION EASEMENT
                           -------------------------


RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

_____________________
_____________________
_____________________
Attn: ______________________


                              Easement Agreement
                              ------------------

                       (Sewer and Electrical Connection)

     This Easement Agreement (this "Agreement") is made as of this ___ day of ____________, 2000 by and between INTERNATIONAL BUSINESS MACHINES CORPORATION, a
                                  -------------------------------------------
New York corporation ("IBM"), and EQUINIX, INC., a ________ corporation
                                  -------------
("Equinix").

     WHEREAS, is Equinix the owner of that certain real property described in Exhibit A attached hereto (the "Dominant Tenement"); and

     WHEREAS, IBM is the owner of that certain real property described in Exhibit B attached hereto (the "Servient Tenement"); and

     WHEREAS, IBM desires to grant to Equinix, and Equinix desires to accept, an easement for underground pipes necessary in order to connect sewer systems on the Dominant Tenement to public storm water and sanitary sewer facilities, subject to the conditions, obligations and rights set forth in this Agreement.

     The parties hereto hereby agree as follows:

     1.   Sewer Connection Easement. IBM, as the owner of the Servient Tenement,
          -------------------------
hereby grants to Equinix, as the owner of the Dominant Tenement, an easement to construct, lay, inspect, maintain, operate and replace sewer pipes, and appurtenances and appliances related thereto, within that certain strip of land ten (10) feet in width shown on the map contained in Exhibit C attached
                                                     ---------
hereto(the "Easement Area") and to connect such pipes, appurtenances or appliances to the public storm water and sanitary sewer facilities (the "Public Facilities") at the location(s) shown on Exhibit C attached hereto, together
                                         ---------
with a right of way along the Easement Area and the right of ingress to, egress from and access to the Easement Area, from, over and across the Servient Tenement for the purpose of exercising the rights granted herein, subject to the conditions, obligations and rights set forth in this Agreement (the "Sewer Connection Easement").

                                   EXHIBIT H
                                   ---------

     2.   Electrical Connection Easement. IBM, as the owner of the Servient
          ------------------------------
Tenement, hereby grants to Equinix, as the owner of the Dominant Tenement, an easement (the "Electrical Connection Easement") to construct, lay, inspect, maintain, operate and replace underground electrical transmission lines, and appurtenances and appliances related thereto, from the existing substation on the Servient Tenement along White Plains Road to the Dominant Tenement in a location and manner to be reasonably agreed between IBM and Equinix (the "Easement Area"). The Electrical Connection Easement shall include a right of way along the Easement Area for the ingress to, egress from and access to the Easement Area, from, over and across the Servient Tenement for the purpose of exercising the rights granted herein, subject to the conditions, obligations and rights set forth in this Agreement

     3.   Restrictions on IBM. IBM shall not erect, construct or place, nor
          -------------------
permit the erection, construction or placement of, any building or other structure within either of the Easement Areas, nor shall IBM drill or operate any well, plant any trees or excavate within either of the Easement Areas.

     3.   Obligations of Equinix. Equinix, and any of its contractors, agents
          ----------------------
or employees, in exercising the rights granted herein, shall give reasonable prior notice to IBM specifying the dates and times of entry and Equinix's intended activity on the Easement Area. Prior to entry on the Easement Area, Equinix shall obtain the prior written consent of IBM, which consent shall not be unreasonably withheld. Equinix, and any of its contractors, agents or employees, shall replace any earth removed by it and restore the surface of the ground around any excavation of either of the Easement Areas or around the Public Facilities to as near the same condition as it was in prior to such excavation as is practicable. Equinix shall cause all construction to be conducted in a good workmanlike manner and shall use its reasonable efforts to minimize any disruption of use of the Servient Tenement, including, without limitation, the activities of IBM or its employees, agents or contractors.

     4.   Indemnification. Equinix shall hold harmless, indemnify, protect and
          ---------------
defend IBM against any claim, demand, action, cause of action, damage, loss, liability, cost and expense (including reasonable attorneys' fees) that arises out of or results from the use or misuse of the Sewer Connection Easement or the Electrical Connection Easement by Equinix or its employees, agents, operators, licensees or contractors, except that IBM shall not be indemnified for any such claim, demand, action, cause of action, damage, loss, liability, cost or expense that arises out of or results from the negligent or willful act or omission of IBM or its employees, agents, operators, licensees or contractors. During any period of construction, Equinix shall carry such liability insurance as may be reasonably required by IBM.

     5.   Binding Effect. The rights, obligations, terms and conditions of the
          --------------
easement, covenants and restrictions described in this Agreement shall run with the Servient Tenement and shall be binding upon the persons holding any interest in the Servient Tenement and upon their respective heirs, personal representatives, successors and assigns and shall inure to the benefit of the persons holding any interest in the Dominant Tenement and to their respective heirs, personal representatives, successors and assigns.

     6.   Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California.

                                   EXHIBIT H
                                   ---------

     7.   Amendment. This Agreement may be amended only by an instrument in
          ---------
writing signed by the owners of the Servient Tenement and the Dominant Tenement and recorded in the Official Records of Santa Clara County, State of California.

                                   EXHIBIT H
                                   ---------

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first hereinabove written.

     INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation

                                  By _________________________________________

                                     Its _____________________________________

                                  EQUINIX, INC., a _____________ corporation


                                  By _________________________________________

                                     Its _____________________________________

                                   EXHIBIT H
                                   ---------

STATE OF CALIFORNIA        )
                           )  ss.
COUNTY OF ___________      )


     On ___________ ___, 2000, before me, ____________________________________, a Notary Public in and for the State of California, personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that [he] executed the within instrument in [his] authorized capacity and that, by [his] signature on the within instrument, the person or entity upon behalf of which [he] acted executed the within instrument.

     WITNESS my hand and official seal.

(Seal)                                __________________________
                                                       Signature


STATE OF CALIFORNIA        )
                           )  ss.
COUNTY OF ___________      )


     On ___________ ___, 2000, before me, _____________________________________, a Notary Public in and for the State of California, personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that [he] executed the within instrument in [his] authorized capacity and that, by [his] signature on the within instrument, the person or entity upon behalf of which [he] acted executed the within instrument.

     WITNESS my hand and official seal.

(Seal)                                __________________________
                                                       Signature

                                   EXHIBIT H
                                   ---------

                                   Exhibit A
                                   ---------

                    [Legal Description - Dominant Tenement]

                                   EXHIBIT H
                                   ---------

                                   Exhibit B
                                   ---------

                    [Legal Description - Servient Tenement]

                                   EXHIBIT H
                                   ---------

                                   Exhibit C
                                   ---------

                          [Sewer Connection Easement]

                                   EXHIBIT H
                                   ---------

                               UTILITY EASEMENT
                               ----------------

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Pillsbury Madison & Sutro LLP
50 Fremont Street
San Francisco, California 94105
Attn: Glenn Q. Snyder, Esq.


                              Easement Agreement
                              ------------------

                                  (Utilities)

     This Easement Agreement (this "Agreement") is made as of this ___ day of ____________, 2000 by and between INTERNATIONAL BUSINESS MACHINES CORPORATION, a
                                  -------------------------------------------
New York corporation ("IBM"), and EQUINIX, INC., a ________ corporation
                                  -------------
("Equinix").

     WHEREAS, IBM is the owner of that certain real property described in Exhibit A attached hereto (the "Dominant Tenement"); and

     WHEREAS, Equinix is the owner of that certain real property described in Exhibit B attached hereto (the "Servient Tenement"); and

     WHEREAS, Equinix desires to grant to IBM, and IBM desires to accept, an easement for underground utilities benefiting the Dominant Tenement, subject to the conditions, obligations and rights set forth in this Agreement.

     The parties hereto hereby agree as follows:

     1.   Utilities Easement.  Equinix, as the owner of the Servient Tenement,
          ------------------
hereby grants to IBM, as the owner of the Dominant Tenement, an easement to construct, place, inspect, maintain, replace and remove underground utilities within that certain strip of land ten (10) feet in width shown on the map contained in Exhibit C attached hereto(the "Easement Area"), together with a right of way along the Easement Area and the right of ingress to, egress from and access to the Easement Area, from, over and across the Servient Tenement for the purpose of exercising the rights granted herein, subject to the conditions, obligations and rights set forth in this Agreement (the "Utilities Easement").

     2.   Restrictions on Equinix.  Equinix shall not erect, construct or place,
          -----------------------
nor permit the erection, construction or placement of, any building or other structure within the Easement Area, nor shall Equinix drill or operate any well, plant any trees or excavate within the Easement Area.

                                   EXHIBIT I
                                   ---------

     3.   Obligations of IBM.  IBM, and any of its contractors, agents or
          ------------------
employees, in exercising the rights granted herein, shall give reasonable prior notice to Equinix specifying the dates and times of entry and IBM's intended activity on the Easement Area. Prior to entry on the Easement Area, IBM shall obtain the prior written consent of Equinix, which consent shall not be unreasonably withheld. IBM, and any of its contractors, agents or employees, shall replace any earth removed by it and restore the surface of the ground around any excavation of the Easement Area to as near the same condition as it was in prior to such excavation as is practicable. IBM shall cause all construction to be conducted in a good workmanlike manner and shall use its reasonable efforts to minimize any disruption of use of the Servient Tenement, including, without limitation, the activities of Equinix or its tenants, contractors or agents thereon.

     4.   Indemnification.  IBM shall hold harmless, indemnify, protect and
          ---------------
defend Equinix against any claim, demand, action, cause of action, damage, loss, liability, cost and expense (including reasonable attorneys' fees) that arises out of or results from the use or misuse of the Utilities Easement by IBM or its employees, agents, operators, licensees or contractors, except that Equinix shall not be indemnified for any such claim, demand, action, cause of action, damage, loss, liability, cost or expense that arises out of or results from the negligent or willful act or omission of Equinix or its employees, agents, operators, licensees or contractors. During any period of construction, IBM shall carry such liability insurance as may be reasonably required by Equinix.

     5.   Binding Effect. The rights, obligations, terms and conditions of the
          --------------
easement, covenants and restrictions described in this Agreement shall run with the Servient Tenement and shall be binding upon the persons holding any interest in the Servient Tenement and upon their respective heirs, personal representatives, successors and assigns and shall inure to the benefit of the persons holding any interest in the Dominant Tenement and to their respective heirs, personal representatives, successors and assigns.

     6.   Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California.

     7.   Amendment.  This Agreement may be amended only by an instrument in
          ---------
writing signed by the owners of the Servient Tenement and the Dominant Tenement and recorded in the Official Records of Santa Clara County, State of California.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first hereinabove written.

     INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation

                                   By ____________________________________

                                      Its ________________________________

                                   EQUINIX, INC., a _____________ corporation


                                   EXHIBIT I
                                   ---------

                                   By ____________________________________

                                      Its ________________________________


                                   EXHIBIT I
                                   ---------

STATE OF CALIFORNIA        )
                           )  ss.
COUNTY OF ___________      )


     On ___________ ___, 2000, before me, _____________________________________, a Notary Public in and for the State of California, personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that [he] executed the within instrument in [his] authorized capacity and that, by [his] signature on the within instrument, the person or entity upon behalf of which [he] acted executed the within instrument.

     WITNESS my hand and official seal.

(Seal)                                  __________________________
                                                         Signature


STATE OF CALIFORNIA        )
                           )  ss.
COUNTY OF ___________      )


     On ___________ ___, 2000, before me, _____________________________________, a Notary Public in and for the State of California, personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that [he] executed the within instrument in [his] authorized capacity and that, by [his] signature on the within instrument, the person or entity upon behalf of which [he] acted executed the within instrument.

     WITNESS my hand and official seal.

(Seal)                                  __________________________
                                                         Signature

                                   EXHIBIT I
                                   ---------

                                   Exhibit A
                                   ---------

                    [Legal Description - Dominant Tenement]

                                   EXHIBIT I
                                   ---------

                                   Exhibit B
                                   ---------

                    [Legal Description - Servient Tenement]

                                   EXHIBIT I
                                   ---------

                                   Exhibit C
                                   ---------

                             [Utilities Easement]

                                   EXHIBIT I
                                   ---------

                          BUYER'S CLOSING CERTIFICATE
                          ---------------------------

     For valuable consideration, receipt of which is acknowledged, EQUINIX, INC., a _______________ ("Buyer"), hereby certifies to INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation ("Seller"), that all representations and warranties made by Buyer in section 5.2 of the Purchase Agreement (the "Purchase Agreement") dated ___________ __, 2000, between Seller and Buyer are true and correct on and as of the date of this Certificate. This Certificate is executed by Buyer and delivered to Seller pursuant to the Purchase Agreement.

     Dated:  ____________, 2000.

                                       EQUINIX, INC., a __________________
                                       corporation


                                       By _____________________________________

                                          Title _______________________________

                                   EXHIBIT J
                                   ---------

                            ENTRANCE ROAD EASEMENT
                            ----------------------

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Pillsbury Madison & Sutro LLP
50 Fremont Street
San Francisco, California 94105
Attn: Glenn Q. Snyder, Esq.


                              Easement Agreement
                              ------------------

                           (Existing Entrance Road)

     This Easement Agreement (this "Agreement") is made as of this ___ day of ____________, 2000 by and between INTERNATIONAL BUSINESS MACHINES CORPORATION, a
                                  -------------------------------------------
New York corporation ("IBM"), and EQUINIX, INC., a ________ corporation
                                  -------------
("Equinix").

     WHEREAS, IBM is the owner of that certain real property described in Exhibit A attached hereto (the "Dominant Tenement"); and
---------

     WHEREAS, Equinix is the owner of that certain real property described in Exhibit B attached hereto (the "Servient Tenement"); and
---------

     WHEREAS, IBM is selling to Equinix the Servient Tenement pursuant to that certain Purchase Agreement dated as of _________, 2000 (the "Purchase Agreement"), under which Equinix agreed to grant to IBM the exclusive right to use the road designated as the "Existing Entrance Road" on Exhibit C attached
                                                           ---------
hereto for ingress to and egress from the Dominant Tenement for the term set forth in Paragraph 2 hereof; and

     WHEREAS, Equinix desires to grant to IBM, pursuant to the Purchase Agreement, an exclusive easement for ingress, egress and access to, from, over and across the Existing Entrance Road, subject to the conditions, obligations and rights set forth in this Agreement.

     The parties hereto hereby agree as follows:

     1.   Existing Entrance Road Easement.  Equinix, as the owner of the
          -------------------------------
Servient Tenement, hereby grants to IBM, as the owner of the Dominant Tenement and for the use of IBM and its employees, agents, operators, licensees and contractors, an exclusive easement for vehicular and pedestrian ingress to, egress from and access to the Dominant Tenement, from, over and across the Existing Entrance Road, together with the right to maintain IBM's manned security gate located on the Existing Entrance Road, subject to the conditions, obligations and rights set forth in this Agreement (the "Existing Entrance Road Easement"). Throughout the

                                   EXHIBIT K
                                   ---------
duration of the Existing Entrance Road Easement, no persons other than IBM and its employees, agents, operators, licensees and contractors shall be permitted to use the Existing Entrance Road and IBM personnel or contractors shall have the right to exclude other persons, including Equinix; provided that after reasonable notice, IBM shall provide Equinix, its agents and contractors access to the area covered by this Existing Entrance Road Easement to the extent reasonably necessary for surveying or testing in connection with Equinix's development of the Servient Tenement. Notwithstanding the foregoing, IBM shall have the right to exclude any construction vehicles or construction equipment from access across the Existing Entrance Road Easement area.

     2.   Duration.  Upon the earlier of (i) one hundred eighty (180) days after
          --------
the date hereof (which date shall be extended by the number of days the completion of the Manassas Extension Project is delayed due to Force Majeure) or
(ii) completion of the Manassas Extension Project, the Existing Entrance Road Easement shall automatically terminate and the terms and provisions contained herein shall cease to burden the Servient Tenement. In such event, upon written request from Equinix, IBM shall execute a document evidencing the termination of the Existing Entrance Road Easement. As used herein, the terms "Manassas Extension Project" and "Force Majeure" shall have the meanings ascribed to them in the Purchase Agreement.

     3.   Obligations of Equinix.  Equinix shall maintain, repair and replace
          ----------------------
and shall be liable for and pay for the entire cost of reasonable and normal maintenance, repair and replacement of the Existing Entrance Road.

     4.   Indemnification.  IBM shall hold harmless, indemnify, protect and
          ---------------
defend Equinix against any claim, demand, action, cause of action, damage, loss, liability, cost and expense (including reasonable attorneys' fees) that arises out of or results from the use or misuse of the Existing Entrance Road Easement by IBM or its employees, agents, operators, licensees or contractors, except that Equinix shall not be indemnified for any such claim, demand, action, cause of action, damage, loss, liability, cost or expense that arises out of or results from the negligent or willful act or omission of Equinix or its employees, agents, operators, licensees or contractors.

     5.   Binding Effect. The rights, obligations, terms and conditions of the
          --------------
easement, covenants and restrictions described in this Agreement shall run with the Servient Tenement and shall be binding upon the Servient Tenement and the persons holding any interest in the Servient Tenement and upon their respective heirs, personal representatives, successors and assigns and shall inure to the benefit of the persons holding any interest in the Dominant Tenement and to their respective heirs, personal representatives, successors and assigns.

     6.   Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California.

     7.   Amendment.  This Agreement may be amended only by an instrument in
          ---------
writing signed by the owners of the Servient Tenement and the Dominant Tenement and recorded in the Official Records of Santa Clara County, State of California.

                                   EXHIBIT K
                                   ---------

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first hereinabove written.

     INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation

                                   By __________________________________________

                                      Its ______________________________________

                                   EQUINIX, INC., a _____________ corporation


                                   By __________________________________________

                                      Its ______________________________________

                                   EXHIBIT K
                                   ---------

STATE OF CALIFORNIA        )
                           )  ss.
COUNTY OF ___________      )


     On ___________ ___, 2000, before me, _____________________________________, a Notary Public in and for the State of California, personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that [he] executed the within instrument in [his] authorized capacity and that, by [his] signature on the within instrument, the person or entity upon behalf of which [he] acted executed the within instrument.

     WITNESS my hand and official seal.

(Seal)                                  __________________________
                                                         Signature


STATE OF CALIFORNIA        )
                           )  ss.
COUNTY OF ___________      )


     On ___________ ___, 2000, before me, _____________________________________, a Notary Public in and for the State of California, personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that [he] executed the within instrument in [his] authorized capacity and that, by [his] signature on the within instrument, the person or entity upon behalf of which [he] acted executed the within instrument.

     WITNESS my hand and official seal.

(Seal)                                  __________________________
                                                         Signature

                                   EXHIBIT K
                                   ---------

                                   Exhibit A
                                   ---------

                    [Legal Description - Dominant Tenement]

                                   EXHIBIT K
                                   ---------

                                   Exhibit B
                                   ---------

                    [Legal Description - Servient Tenement]

                                   EXHIBIT K
                                   ---------

                                   Exhibit C
                                   ---------

                           [Existing Entrance Road]

                                   EXHIBIT K
                                   ---------

                       CERTIFICATE OF NONFOREIGN STATUS

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by INTERNATIONAL BUSINESS
                                                    ----------------------
MACHINES CORPORATION, a New York corporation ("Seller"), the undersigned hereby
--------------------
certifies the following on behalf of Seller:

     1. Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2.   Seller's U.S. employer identification number is ___________; and

     3.   Seller's office address is ____________________________________.

     Seller understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

     Dated:  ____________, 2000.

                                        INTERNATIONAL BUSINESS MACHINES
                                        CORPORATION, a New York corporation


                                        By ____________________________________

                                           Title ______________________________

                                   EXHIBIT L
                                   ---------

                       CERTIFICATE OF NONFOREIGN STATUS
                       ================================

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by EQUINIX, INC., a Delaware
                                                    -------------
corporation ("Seller"), the undersigned hereby certifies the following on behalf of Seller:

     1. Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2.   Seller's U.S. employer identification number is ___________; and

     3.   Seller's office address is ____________________________________.

     Seller understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

     Dated:  ____________, 2000.

                                   EQUINIX, INC., a Delaware corporation


                                   By __________________________________

                                      Title ____________________________

                                  EXHIBIT L-1
                                  -----------

                          WHITE PLAINS ROAD EASEMENT
                          --------------------------

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Pillsbury Madison & Sutro LLP
50 Fremont Street
San Francisco, California 94105
Attn: Glenn Q. Snyder, Esq.


                              Easement Agreement
                              ------------------

                              (White Plains Road)

     This Easement Agreement (this "Agreement") is made as of this ___ day of ____________, 2000 by and between INTERNATIONAL BUSINESS MACHINES CORPORATION, a
                                  -------------------------------------------
New York corporation ("IBM"), and EQUINIX, INC., a ________ corporation
                                  -------------
("Equinix").

     WHEREAS, IBM is the owner of that certain real property described in Exhibit A attached hereto (the "Dominant Tenement"); and

     WHEREAS, Equinix is the owner of that certain real property described in Exhibit B attached hereto (the "Servient Tenement"); and

     WHEREAS, IBM is selling to Equinix the Servient Tenement pursuant to that certain Purchase Agreement dated as of _________, 2000 (the "Purchase Agreement"), under which Equinix agreed to grant to IBM the right to use the road designated as the "White Plains Road" on Exhibit C attached hereto for ingress to and egress from the Dominant Tenement and for underground utilities, as more particularly set forth herein; and

     WHEREAS, Equinix desires to grant to IBM, pursuant to the Purchase Agreement, a non-exclusive easement for ingress, egress and access to, from, over and across White Plains Road and an easement for underground utilities, subject to the conditions, obligations and rights set forth in this Agreement.

     The parties hereto hereby agree as follows:

     1.   White Plains Road Easement.  Equinix, as the owner of the Servient
          --------------------------
Tenement, hereby grants to IBM, as the owner of the Dominant Tenement and for the use of IBM and its employees, agents, operators, licensees and contractors, a non-exclusive easement for vehicular and pedestrian ingress to, egress from and access to the Dominant Tenement, from, over and across White Plains Road as shown on the map attached hereto as Exhibit C (the "Easement Area"), subject to
                                    ---------
the conditions, obligations and rights set forth in this Agreement (the "White Plains Road Easement").

                                   EXHIBIT M
                                   ---------

     2.   Utilities Easement. Equinix, as the owner of the Servient Tenement,
          ------------------
hereby grants to IBM, as the owner of the Dominant Tenement, an easement to construct, place, inspect, maintain, replace and remove underground utilities within the Easement Area, together with a right of way along the Easement Area and the right of ingress to, egress from and access to the Easement Area, from, over and across White Plains Road for the purpose of exercising the rights granted herein, subject to the conditions, obligations and rights set forth in this Paragraph 2 (the "Utilities Easement").

     3.   Restrictions on Equinix.  Equinix shall not erect, construct or place,
          -----------------------
nor permit the erection, construction or placement of, any building or other structure on White Plains Road or within the Easement Area, nor shall Equinix drill or operate any well, plant any trees or excavate in or under White Plains Road or within the Easement Area.

     4.   Obligations of IBM.  IBM, and any of its contractors, agents or
          ------------------
employees, in exercising the rights granted in Paragraph 2 hereof, shall replace any earth removed by it and restore the surface of the ground around any excavation of the Easement Area to as near the same condition as it was in prior to such excavation as is practicable. IBM shall cause all construction to be conducted in a good workmanlike manner and shall use its reasonable efforts to minimize any disruption of use of White Plains Road or the Servient Tenement.

     5.   White Plains Road Maintenance.  Prior to and until the Manassas
          -----------------------------
Completion Date (as defined in the Purchase Agreement), IBM shall maintain, repair and replace and shall be liable for and pay for the entire cost of reasonable and normal maintenance, repair and replacement of White Plains Road to the extent within the Easement Area. From and after the Manassas Completion Date, Equinix shall maintain, repair and replace and shall be liable for and pay for the entire cost of reasonable and normal maintenance, repair and replacement of White Plains Road.

     6.   Duration.  The covenants created herein shall be perpetual, unless
          --------
modified pursuant to Paragraph 10 below.

     7.   Indemnification.  IBM shall hold harmless, indemnify, protect and
          ---------------
defend Equinix against any claim, demand, action, cause of action, damage, loss, liability, cost and expense (including reasonable attorneys' fees) that arises out of or results from the use or misuse of the White Plains Road Easement or the Utilities Easement by IBM or its employees, agents, operators, licensees or contractors, except that Equinix shall not be indemnified for any such claim, demand, action, cause of action, damage, loss, liability, cost or expense that arises out of or results from the negligent or willful act or omission of Equinix or its employees, agents, operators, licensees or contractors. During any period of construction related to the rights granted in Paragraph 2 hereof, IBM shall carry such liability insurance as may be reasonably required by Equinix.

     8.   Binding Effect.  The rights, obligations, terms and conditions of the
          --------------
easement, covenants and restrictions described in this Agreement shall run with the Servient Tenement and shall be binding upon the Servient Tenement and the persons holding any interest in the Servient Tenement and upon their respective heirs, personal representatives, successors and assigns and

                                   EXHIBIT M
                                   ---------
shall inure to the benefit of the persons holding any interest in the Dominant Tenement and to their respective heirs, personal representatives, successors and assigns.

     9.   Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California.

     10.  Amendment.  This Agreement may be amended only by an instrument in
          ---------
writing signed by the owners of the Servient Tenement and the Dominant Tenement and recorded in the Official Records of Santa Clara County, State of California.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first hereinabove written.

     INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation

                                 By ____________________________________

                                     Its _______________________________

                                 EQUINIX, INC., a _____________ corporation


                                 By ____________________________________

                                     Its _______________________________

                                   EXHIBIT M
                                   ---------

STATE OF CALIFORNIA        )
                           )  ss.
COUNTY OF ___________      )


     On ___________ ___, 2000, before me, _____________________________________, a Notary Public in and for the State of California, personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that [he] executed the within instrument in [his] authorized capacity and that, by [his] signature on the within instrument, the person or entity upon behalf of which [he] acted executed the within instrument.

     WITNESS my hand and official seal.

(Seal)                                  __________________________
                                                         Signature


STATE OF CALIFORNIA        )
                           )  ss.
COUNTY OF ___________      )


     On ___________ ___, 2000, before me, _____________________________________, a Notary Public in and for the State of California, personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that [he] executed the within instrument in [his] authorized capacity and that, by [his] signature on the within instrument, the person or entity upon behalf of which [he] acted executed the within instrument.

     WITNESS my hand and official seal.

(Seal)                                  __________________________
                                                         Signature

                                   EXHIBIT M
                                   ---------

                                   Exhibit A
                                   ---------

                    [Legal Description - Dominant Tenement]

                                   EXHIBIT M
                                   ---------

                                   Exhibit B
                                   ---------

                    [Legal Description - Servient Tenement]

                                   EXHIBIT M
                                   ---------

                                   Exhibit C
                                   ---------

                              [White Plains Road]

                                   EXHIBIT M
                                   ---------